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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05686
AIM Investment Securities Funds (Invesco Investment Securities Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/11

*	Fund included is Invesco High Yield Securities Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 28, 2011

Invesco High Yield Securities Fund
Nasdaq:
A: HYLAX ▪ B: HYLBX ▪ C: HYLCX ▪ Y: HYLDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
18	Financial Statements
20	Notes to Financial Statements
28	Financial Highlights
29	Auditor’s Report
30	Fund Expenses
31	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco High Yield Securities Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
     As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.” Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco High Yield Securities Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for the Fund has changed to February 28. Therefore, the period covered by this report is from August 31, 2010, the date of the last annual report, through February 28, 2011, the Fund’s new fiscal year-end.
     For the six-month reporting period ended February 28, 2011, shares of Invesco High Yield Securities Fund at net asset value (NAV) underperformed the Fund’s broad market/style-specific index, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, and its Lipper peer group. Within non-investment grade bonds, performance tended to be strongest among bonds with the lowest credit quality, that is, those rated CCC and below. Bonds of financially distressed companies performed particularly well compared to the rest of the market. The primary detractor from our relative performance, versus the style-specific benchmark, for the reporting period was our underweight position in lower quality debt. The Fund was invested more heavily in higher quality securities (BB and B rated). This positioning was the result of a strategy decision to begin underweighting what we saw as the riskiest securities as we believed most of the upside performance potential of the lowest tier of the market had been realized for this credit cycle.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.80%

Class B Shares	8.54

Class C Shares	8.40

Class Y Shares	8.90

Barclay’s Capital U.S. Corporate High Yield 2% Issuer Cap Index▼ (Broad Market Index/Style-Specific Index)	10.05

Lipper High Current Yield Bond Funds Index▼ (Peer Group Index)	10.97

▼	Lipper Inc.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S.-based companies, many of which are moderately sized firms. We principally

Portfolio Composition
By credit quality

A	0.6%

BBB	3.0

BB	36.8

B	41.6

CCC	12.4

Non-Rated	5.8

Other Assets Less Liabilities	-0.2
Source: Standard and Poors. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on invest in junk bonds rated B or above, although we regularly own bonds of lesser quality as well. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but do not expect these instruments to be a substantial part of our portfolio. We may invest up to 30% of total assets in foreign securities.
     The primary driver of our security selection is fundamental bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an

Top 10 Fixed Income Issuers*

1.	MGM Resorts International	2.3%

2.	CIT Group Inc.	1.9

3.	International Lease Finance Corp.	1.6

4.	Freescale Semiconductor Inc.	1.4

5.	Intelsat Jackson Holdings S.A.	1.3

6.	Sprint Capital Corp.	1.3

7.	Caesars Entertainment Operating Co. Inc.	1.2

8.	Ally Financial Inc.	1.2

9.	Continental Airlines Inc.	1.2

10.	Nielsen Finance LLC/Co.	1.1

on-going review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.
     Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations, or an increasing risk profile.
■	Very low yields.
■	Presentation of a better relative value opportunity.

Market conditions and your Fund
In the U.S. and the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. The market did have some turbulence during the reporting period, as sovereign debt issues arose in November, this time centered on Ireland. As the period came to a close, turmoil in the Middle East and Africa triggered some fear and volatility in global markets. In addition, oil prices

Top Five Industries

1.	Casinos & Gaming	7.8%

2.	Oil & Gas Exploration & Production	7.7

3.	Wireless Telecommunication Services	6.2

4.	Building Products	4.0

5.	Airlines	2.8

Total Net Assets	$126.0 million

Total Number of Holdings*	329

Standard and Poor’s rating methodology, please visit standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco High Yield Securities Fund

jumped to over $100 a barrel1 at the end of February for the first time since 2008 as the civil unrest in Libya escalated.
     In the U.S., economic recovery was present, although the pace of recovery remained modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.1% in the fourth quarter of 2010, a marked improvement from the 2.6% decrease for 2009.2 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”3
     The broad U.S. high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated strong positive total return for the six months ended February 28, 2011. Slow but positive economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong inflows into the high yield asset class, low overall interest rates and a decline in defaults boosted the performance of high yield bonds. In November of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities. Late in the year, U.S. Treasury yields began to rise. As the reporting period came to a close, turmoil in the Middle East and Africa had little effect on the high yield market, causing only a slight widening in credit spreads.
     On an absolute basis, the Fund generated positive returns for the six-month period. We gradually tempered our risk profile throughout the reporting period and reduced the Fund’s exposure to CCC-rated bonds to position the Fund for principal protection. We believed there were fewer opportunities in the lower rated segment of the market and insufficient return potential in light of the risks.
     The primary detractor from relative performance for the period was our position in the information technology sector. Performance was hurt by security selection and underweight allocation in this sector. The Fund’s overweight allocation to consumer cyclical securities was slightly beneficial, but was offset by the security selection in this market segment. Security selection in the media non-cable and property and casualty industries also detracted from relative performance for the reporting period. On the security level, the Fund was hurt by not owning some of the larger holdings in the style-specific index like First Data Corp.
     Our approach was to reduce risk exposure later in the reporting period. Therefore, we reduced or eliminated our remaining positions in low quality securities that had performed well. Our investment style generally has us gradually reducing our exposure to these types of bonds as the credit cycle matures. This hurt overall performance; nonetheless, we believe the risk/reward balance becomes less favorable in the high risk portion of the market as credit spreads tighten and prices appreciate.
     The Fund’s security selection in the automotive industry benefited performance, as did our security selection in the non-captive diversified market segment. Security selection and an underweight position in the media cable industry also enhanced Fund performance for the period. On the security level, the Fund’s investment in MGM Mirage, a gaming company which we subsequently sold, contributed to performance as these bonds posted strong returns for the reporting period. Another contributor to performance was CIT Group, a non-captive diversified industry holding.
     The Fund used derivatives during the reporting period to hedge currency exposure.
     Thank you for investing in Invesco High Yield Securities Fund and for sharing our long-term investment horizon.
1 U.S. Energy Information Administration
2 Bureau of Economic Analysis
3 U.S. Federal Reserve Bank
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco High Yield Securities Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Securities Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Securities Fund. He joined Invesco in 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

5 Invesco High Yield Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 9/26/79, index data from 9/30/79

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco High Yield Securities Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

Class A Shares

Inception (9/26/79)		5.27%

10	Years	2.48

5	Years	6.85

1	Year	8.87

Class B Shares
Inception (7/28/97)		-0.29%

10	Years	2.53

5	Years	6.99

1	Year	8.72

Class C Shares

Inception 7/28/97)		-0.61%

10	Years	2.32

5	Years	7.12

1	Year	12.57

Class Y Shares

Inception (9/26/79)		5.68%

10	Years	3.21

5	Years	8.10

1	Year	14.50

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (9/26/79)		5.19%

10	Years	2.61

5	Years	6.51

1	Year	5.68

Class B Shares

Inception (7/28/97)		-0.54%

10	Years	2.66

5	Years	6.76

1	Year	5.37

Class C Shares

Inception (7/28/97)		-0.85%

10	Years	2.43

5	Years	6.91

1	Year	9.31

Class Y Shares

Inception (9/26/79)		5.59%

10	Years	3.32

5	Years	7.88

1	Year	11.27

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco High Yield Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco High Yield Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.71%, 2.21%, 2.31% and 1.46%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7 Invesco High Yield Securities Fund

Invesco High Yield Securities Fund’s primary investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Fixed-income securities. Principal risks of investing in the Fund are associated with its fixed-income securities that are rated below investment grade. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)
■	Lower rated securities (junk bonds). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default that higher-rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities.
■	Foreign risks. The risks of investing in securities of foreign issuers including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
■	Public bank loans. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s net asset value. Public bank loans present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments.
■	Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid.

About indexes used in this report
■	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.
■	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	HYLAX
Class B Shares	HYLBX
Class C Shares	HYLCX
Class Y Shares	HYLDX

8 Invesco High Yield Securities Fund

Schedule of Investments

February 28, 2011

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–88.73%(a)
Aerospace & Defense–1.60%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Sub. Notes, 6.88%, 09/15/20	$55,000	$57,200

BE Aerospace, Inc., Sr. Unsec. Notes, 6.88%, 10/01/20	335,000	349,238

Bombardier Inc. (Canada), Sr. Notes, 7.75%, 03/15/20(b)	450,000	492,750

Hexcel Corp., Sr. Unsec. Sub. Global Notes, 6.75%, 02/01/15	202,000	207,555

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	200,000	206,000

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	655,000	702,487

		2,015,230

Airlines–2.84%
American Airlines Pass Through Trust, Series 1991-A2, Sec. Pass Through Ctfs., 10.18%, 01/02/13	62,956	63,900

Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	120,000	120,300

Continental Airlines Inc., Series 2007-1, Class C, Sec. Sub. Global Pass Through Ctfs., 7.34%, 04/19/14	1,261,141	1,286,364

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	166,226	182,433

Delta Air Lines, Inc., Sr. Sec. Notes, 9.50%, 09/15/14(b)	737,000	805,172

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16	120,000	119,700

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15	145,000	144,819

UAL Corp., Series 2007-1, Class A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	165,395	170,667

Series 2009-2, Class B, Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	338,848	385,439

US Airways,–Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	322,525	299,142

		3,577,936

Alternative Carriers–0.69%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	165,000	171,600

Level 3 Communications Inc., Sr. Unsec. Notes, 11.88%, 02/01/19(b)	255,000	249,262

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 11/01/14	435,000	450,769

		871,631

Aluminum–0.27%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	325,000	339,422

Apparel, Accessories & Luxury Goods–1.53%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	330,000	320,925

Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	640,000	665,600

Phillips-Van Heusen Corp., Sr. Unsec. Notes, 7.38%, 05/15/20	220,000	235,400

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	650,000	646,750

Visant Corp., Sr. Unsec. Gtd. Global Notes, 10.00%, 10/01/17	55,000	59,537

		1,928,212

Auto Parts & Equipment–0.40%
Dana Holding Corp., Sr. Unsec. Notes,
6.50%, 02/15/19	120,000	121,500

6.75%, 02/15/21	95,000	97,019

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/18	165,000	178,406

Sr. Unsec. Gtd. Notes, 6.88%, 12/15/20(b)	100,000	104,000

		500,925

Automobile Manufacturers–0.69%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	425,000	466,437

Motors Liquidation Co., Sr. Unsec. Notes, 8.38%, 07/15/33(c)	1,215,000	400,950

		867,387

Biotechnology–0.20%
Giant Funding Corp., Sr. Sec. Notes, 8.25%, 02/01/18(b)	110,000	113,850

Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Pfd. Notes, 4.75%, 02/01/18	125,000	137,500

		251,350

Broadcasting–1.36%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	250,000	262,187

Nielsen Finance LLC/Co., Sr. Unsec. Gtd. Notes, 7.75%, 10/15/18(b)	1,335,000	1,448,475

		1,710,662

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Building Products–3.47%
Associated Materials LLC, Sr. Sec. Gtd. Notes, 9.13%, 11/01/17(b)	$480,000	$521,400

Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	260,000	272,350

Sr. Notes, 6.88%, 08/15/18(b)	270,000	277,762

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	415,000	426,412

Nortek Inc., Sec. Gtd. Global Notes, 11.00%, 12/01/13	885,000	945,844

Sr. Unsec. Gtd. Notes, 10.00%, 12/01/18(b)	285,000	304,950

Ply Gem Industries Inc., Sr. Sec. Notes, 8.25%, 02/15/18(b)	195,000	201,338

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	220,000	242,550

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	740,000	784,400

USG Corp., Sr. Gtd. Notes, 8.38%, 10/15/18(b)	40,000	42,200

Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	80,000	87,200

Sr. Unsec. Notes, 9.75%, 01/15/18	250,000	266,250

		4,372,656

Cable & Satellite–1.53%
CSC Holdings LLC, Sr. Unsec. Global Notes, 8.63%, 02/15/19	535,000	617,256

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes,
9.50%, 04/15/14	510,000	532,631

9.50%, 04/15/14	120,000	125,550

XM Satellite Radio Inc., Sr. Unsec. Gtd. Notes, 13.00%, 08/01/13(b)	550,000	657,250

		1,932,687

Casinos & Gaming–6.19%
Boyd Gaming Corp., Sr. Notes, 9.13%, 12/01/18(b)	55,000	58,300

Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 10.00%, 12/15/18	125,000	118,438

Sec. Notes, 12.75%, 04/15/18(b)	185,000	196,562

Sr. Sec. Gtd. Global Notes, 11.25%, 06/01/17	568,000	648,230

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	677,000	558,525

CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. PIK Notes, 10.75%, 01/15/17(b)	100,000	105,125

Sr. Sec. Gtd. Notes, 7.63%, 01/15/16(b)	25,000	26,063

Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	375,000	384,375

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	160,000	160,000

MGM Resorts International, Sr. Sec. Gtd. Notes, 13.00%, 11/15/13	500,000	601,250

Sr. Unsec. Gtd. Global Notes,
6.75%, 04/01/13	1,875,000	1,907,812

6.63%, 07/15/15	250,000	240,000

Sr. Unsec. Gtd. Notes, 10.00%, 11/01/16(b)	170,000	182,325

Pinnacle Entertainment Inc.,, Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	360,000	396,900

Resort at Summerlin L.P.,–Series B, Sr. Unsec. Sub. Notes, 13.00%, 12/15/07(c)	27,634,000	—

Scientific Games Corp., Sr. Sub. Notes, 8.13%, 09/15/18(b)	55,000	58,850

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	135,000	139,725

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.43%, 02/01/14(b)(d)	510,000	467,925

Sr. Sec. Notes, 9.13%, 02/01/15(b)	425,000	430,312

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	365,000	388,725

Sr. Sec. Gtd. First Mortgage Global Notes, 7.88%, 05/01/20	690,000	736,575

		7,806,017

Coal & Consumable Fuels–0.12%
Consol Energy Inc., Sr. Unsec. Gtd. Notes, 8.25%, 04/01/20(b)	140,000	155,050

Communications Equipment–0.43%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	440,000	437,800

CommScope Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/19(b)	105,000	109,725

		547,525

Computer & Electronics Retail–0.06%
Rent-A-Center Inc., Sr. Unsec. Notes, 6.63%, 11/15/20(b)	80,000	79,800

Computer Hardware–0.08%
SunGard Data Systems Inc., Sr. Unsec. Notes, 7.63%, 11/15/20(b)	100,000	103,500

Computer Storage & Peripherals–0.29%
Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Notes, 7.75%, 12/15/18(b)	350,000	361,375

Construction & Engineering–1.49%
American Residential Services LLC, Sec. Notes, 12.00%, 04/15/15(b)	130,000	142,350

Dycom Investments Inc., Sr. Sub. Notes, 7.13%, 01/15/21(b)	145,000	148,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Construction & Engineering–(continued)

Great Lakes Dredge & Dock Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/19(b)	$100,000	$102,000

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	445,000	453,900

Tutor Perini Corp., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	995,000	1,036,044

		1,882,919

Construction Materials–1.45%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	615,000	662,642

Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 9.00%, 01/11/18(b)	190,000	197,960

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	885,000	966,863

		1,827,465

Construction, Farm Machinery & Heavy Trucks–1.54%
Case New Holland Inc., Sr. Notes, 7.88%, 12/01/17(b)	300,000	336,750

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	205,000	222,425

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	770,000	852,775

Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 8.50%, 03/01/20	315,000	358,312

Titan International Inc., Sr. Sec. Gtd. Notes, 7.88%, 10/01/17(b)	155,000	168,563

		1,938,825

Consumer Finance–2.78%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
8.00%, 03/15/20	665,000	749,787

8.00%, 11/01/31	60,000	68,700

Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20(b)	625,000	685,938

Capital One Capital VI, Jr. Ltd. Gtd. Sub. Pfd. Securities, 8.88%, 05/15/40	695,000	741,044

Ford Motor Credit Co. LLC, Sr. Unsec. Notes,

8.00%, 12/15/16	482,000	548,275

8.13%, 01/15/20	250,000	286,250

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	385,000	429,275

		3,509,269

Data Processing & Outsourced Services–0.30%
SunGard Data Systems Inc., Sr. Unsec. Gtd. Sub. Global Notes, 10.25%, 08/15/15	255,000	269,344

Sr. Unsec. Notes, 7.38%, 11/15/18(b)	100,000	103,500

		372,844

Department Stores–0.49%
Sears Holdings Corp., Sr. Sec. Notes, 6.63%, 10/15/18(b)	630,000	618,975

Distillers & Vintners–0.61%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	715,000	772,200

Diversified Support Services–0.04%
Mobile Mini, Inc., Sr. Unsec. Gtd. Notes, 7.88%, 12/01/20(b)	50,000	53,500

Drug Retail–0.28%
General Nutrition Centers Inc., Sr. Unsec. Gtd. PIK Global Notes, 5.75%, 03/15/14(d)	350,000	350,000

Electrical Components & Equipment–0.08%
Polypore International Inc., Sr. Unsec. Gtd. Notes, 7.50%, 11/15/17(b)	95,000	99,156

Environmental & Facilities Services–0.17%
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Notes, 10.75%, 08/15/18(b)	190,000	213,275

Fertilizers & Agricultural Chemicals–0.73%
CF Industries Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/20	815,000	914,837

Food Retail–0.26%
Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	305,000	329,400

Forest Products–0.04%
Sino-Forest Corp. (Canada), Gtd. Notes, 6.25%, 10/21/17(b)	45,000	45,065

Gas Utilities–0.52%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Notes, 6.50%, 05/01/21(b)	345,000	338,962

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	295,000	316,388

		655,350

Health Care Equipment–0.64%
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 10.88%, 11/15/14	385,000	423,981

Fresenius US Finance II Inc., Sr. Unsec. Gtd. Notes, 9.00%, 07/15/15(b)	330,000	380,325

		804,306

Health Care Facilities–2.48%
CHS/Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 07/15/15	695,000	741,044

Hanger Orthopedic Group Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/15/18	100,000	102,500

HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	200,000	221,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Health Care Facilities–(continued)

Health Management Associates Inc., Sr. Sec. Notes, 6.13%, 04/15/16	$125,000	$127,188

Healthsouth Corp., Sr. Unsec. Gtd. Notes,
7.25%, 10/01/18	195,000	203,287

7.75%, 09/15/22	100,000	104,500

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.24%, 09/15/15(d)	405,000	394,875

Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 10.00%, 05/01/18	535,000	631,300

Sr. Unsec. Global Notes, 9.25%, 02/01/15	545,000	602,225

		3,127,919

Health Care Services–0.43%
DaVita Inc., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/18	100,000	101,750

Radnet Management Inc., Sr. Unsec. Gtd. Global Notes, 10.38%, 04/01/18	330,000	331,650

Universal Hospital Services Inc., Sec. PIK Global Notes, 8.50%, 06/01/15	100,000	105,000

		538,400

Health Care Technology–0.40%
MedAssets Inc., Sr. Unsec. Gtd. Notes, 8.00%, 11/15/18(b)	495,000	511,088

Heavy Electrical Equipment–0.00%
Ormat Funding Corp. (Israel), Sr. Sec. Gtd. Global Notes, 8.25%, 12/30/20	1	1

Home Furnishings–0.25%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	295,000	316,388

Homebuilding–1.05%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 07/15/15	150,000	148,875

8.13%, 06/15/16	150,000	152,250

K Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	685,000	746,650

M/I Homes Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/18(b)	140,000	143,150

Standard Pacific Corp., Sr. Unsec. Gtd. Notes, 8.38%, 05/15/18(b)	130,000	137,475

		1,328,400

Hotels, Resorts & Cruise Lines–0.29%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 6.88%, 12/01/13	295,000	317,494

Wyndham Worldwide Corp., Sr. Unsec. Notes, 5.63%, 03/01/21	50,000	50,062

		367,556

Household Products–0.23%
Central Garden and Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	275,000	290,125

Housewares & Specialties–0.02%
Jarden Corp., Sr. Unsec. Gtd. Notes, 6.13%, 11/15/22	30,000	29,250

Independent Power Producers & Energy Traders–1.51%
AES Corp. (The), Sr. Unsec. Global Notes,
7.75%, 10/15/15	710,000	773,900

8.00%, 10/15/17	145,000	157,325

NRG Energy, Inc., Sr. Unsec. Gtd. Notes,
7.38%, 02/01/16	610,000	634,400

8.50%, 06/15/19	120,000	127,200

Sr. Unsec. Gtd. Notes, 7.38%, 01/15/17	200,000	211,000

		1,903,825

Industrial Conglomerates–0.63%
RBS Global Inc./ Rexnord LLC, Sr. Unsec. Gtd. Global Notes, 8.50%, 05/01/18	735,000	801,150

Industrial Gases–0.18%
Airgas Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/01/18	205,000	223,450

Industrial Machinery–0.65%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	450,000	484,875

Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Notes, 7.88%, 02/01/19(b)	40,000	41,800

Mueller Water Products Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 09/01/20	55,000	61,600

SPX Corp., Sr. Unsec. Gtd. Notes, 6.88%, 09/01/17(b)	220,000	235,950

		824,225

Integrated Telecommunication Services–1.82%
Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	285,000	310,650

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 9.50%, 06/15/16	120,000	127,650

Intelsat Jackson Holdings S.A., Sr. Unsec. Gtd. Notes, 7.25%, 10/15/20(b)	1,495,000	1,543,587

Qwest Communications International Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/18	290,000	312,475

		2,294,362

Internet Retail–0.40%
Travelport LLC, Sr. Unsec. Gtd. Global Notes, 9.88%, 09/01/14	55,000	54,175

Travelport LLC/Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 03/01/16	475,000	447,688

		501,863

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Internet Software & Services–0.31%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	$355,000	$386,063

Investment Banking & Brokerage–0.69%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	415,000	427,121

E*Trade Financial Corp., Sr. Unsec. Notes, 7.88%, 12/01/15	435,000	440,981

		868,102

Leisure Facilities–0.62%
Speedway Motorsports Inc., Sr. Notes, 6.75%, 02/01/19(b)	100,000	101,750

Universal City Development Partners Ltd./UCDP Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 11/15/15	615,000	674,963

		776,713

Leisure Products–0.05%
Toys R US Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	55,000	58,713

Life Sciences Tools & Services–0.22%
Patheon Inc. (Canada), Sr. Sec. Notes, 8.63%, 04/15/17(b)	260,000	273,000

Marine–0.13%
Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	160,000	162,000

Metal & Glass Containers–0.11%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.75%, 05/15/21	145,000	142,100

Movies & Entertainment–1.57%
AMC Entertainment Inc., Sr. Sub. Notes, 9.75%, 12/01/20(b)	155,000	167,400

Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	760,000	822,700

Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	246,000	269,677

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	660,000	713,625

		1,973,402

Multi-Line Insurance–2.24%
American International Group, Inc., Jr. Sub. Variable Rate Global Deb., 8.18%, 05/15/58(d)	690,000	759,000

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(d)	325,000	361,509

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	905,000	909,525

Nationwide Mutual Insurance Co., Sub. Notes, 9.38%, 08/15/39(b)	655,000	788,395

		2,818,429

Multi-Sector Holdings–0.40%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Notes,
7.13%, 04/15/19(b)	300,000	308,250

6.88%, 02/15/21(b)	100,000	101,250

Sr. Unsec. Gtd. Notes, 8.25%, 02/15/21(b)	100,000	101,250

		510,750

Office Services & Supplies–0.19%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	155,000	151,125

Interface Inc., Sr. Unsec. Gtd. Notes, 7.63%, 12/01/18(b)	80,000	85,100

		236,225

Oil & Gas Drilling–0.18%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20(b)	220,000	227,700

Oil & Gas Equipment & Services–1.07%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	245,000	259,088

Calfrac Holdings L.P., Sr. Unsec. Notes, 7.50%, 12/01/20(b)	110,000	113,506

Cie Generale de Geophysique-Veritas (France), Sr. Unsec. Gtd. Global Notes, 7.50%, 05/15/15	8,000	8,330

Complete Production Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 12/15/16	260,000	276,250

Key Energy Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/01/14	635,000	690,562

		1,347,736

Oil & Gas Exploration & Production–7.84%
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	140,000	145,250

Chaparral Energy Inc., Sr. Unsec. Gtd. Notes, 8.25%, 09/01/21(b)	505,000	517,625

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	150,000	162,188

Sr. Unsec. Gtd. Notes,
6.63%, 08/15/20	170,000	179,987

6.13%, 02/15/21	295,000	301,269

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	465,000	491,156

Comstock Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 7.75%, 04/01/19	125,000	125,000

Concho Resources Inc., Sr. Notes, 7.00%, 01/15/21	95,000	99,988

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 10/01/19	200,000	222,250

7.38%, 10/01/20	315,000	340,594

Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21(b)	125,000	133,750

Delta Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/15	450,000	346,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	$355,000	$402,481

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	490,000	490,000

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	1,115,000	1,159,600

Harvest Operations Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.88%, 10/01/17(b)	310,000	322,400

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	865,000	949,337

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	255,000	273,487

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 08/15/18	520,000	540,150

Sr. Unsec. Gtd. Notes, 7.25%, 08/15/18(b)	125,000	130,000

Pioneer Natural Resources Co., Sr. Unsec. Notes, 6.65%, 03/15/17	720,000	779,400

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes,
7.75%, 06/15/15	60,000	63,150

7.63%, 06/01/18	840,000	901,950

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 7.50%, 05/15/16	360,000	376,200

SM Energy Co., Sr. Unsec. Notes, 6.63%, 02/15/19(b)	200,000	203,000

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	210,000	218,925

		9,875,637

Oil & Gas Refining & Marketing–1.61%
Tesoro Corp., Sr. Unsec. Gtd. Global Bonds, 6.50%, 06/01/17	675,000	696,094

United Refining Co., Sr. Sec. Gtd. Notes, 10.50%, 02/28/18(b)	530,000	527,350

Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	800,000	802,500

		2,025,944

Oil & Gas Storage & Transportation–1.95%
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	680,000	710,600

Inergy L.P./Inergy Finance Corp., Sr. Notes, 6.88%, 08/01/21(b)	250,000	257,187

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
6.75%, 11/01/20	145,000	149,713

6.50%, 08/15/21	70,000	70,088

Series B, Sr. Unsec. Gtd. Global Notes, 8.75%, 04/15/18	680,000	747,150

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	205,000	205,512

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	300,000	313,875

		2,454,125

Other Diversified Financial Services–1.58%
International Lease Finance Corp., Sr. Sec. Notes,
6.75%, 09/01/16(b)	325,000	350,797

7.13%, 09/01/18(b)	325,000	354,250

Sr. Unsec. Notes,
8.75%, 03/15/17(b)	966,000	1,096,410

8.25%, 12/15/20	170,000	189,550

		1,991,007

Packaged Foods & Meats–0.96%
Blue Merger Sub Inc., Sr. Gtd. Notes, 7.63%, 02/15/19(b)	255,000	259,463

Chiquita Brands International, Inc., Sr. Unsec. Global Notes, 8.88%, 12/01/15	265,000	275,931

JBS USA LLC/JBS USA Finance Inc., Sr. Unsec. Gtd. Global Notes, 11.63%, 05/01/14	580,000	680,050

		1,215,444

Paper Packaging–0.48%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	575,000	605,188

Paper Products–0.95%
Clearwater Paper Corp., Sr. Gtd. Notes, 7.13%, 11/01/18(b)	230,000	240,350

Mercer International Inc., Sr. Unsec. Gtd. Notes, 9.50%, 12/01/17(b)	200,000	222,000

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	184,000	188,830

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	525,000	546,656

		1,197,836

Personal Products–0.22%
Elizabeth Arden Inc., Sr. Unsec. Notes, 7.38%, 03/15/21(b)	55,000	57,475

NBTY Inc., Sr. Gtd. Notes, 9.00%, 10/01/18(b)	130,000	141,700

Sabra Health Care L.P./Sabra Capital Corp., Sr. Unsec. Gtd. Notes, 8.13%, 11/01/18(b)	75,000	79,406

		278,581

Pharmaceuticals–1.21%
Axcan Intermediate Holdings Inc., Sr. Unsec. Global Notes, 12.75%, 03/01/16	465,000	516,150

ConvaTec Healthcare S.A. (Luxembourg), Sr. Unsec. Notes, 10.50%, 12/15/18(b)	200,000	213,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Pharmaceuticals–(continued)

Elan Finance PLC/Corp. (Ireland), Sr. Gtd. Notes, 8.75%, 10/15/16(b)	$220,000	$234,300

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/20(b)	65,000	68,169

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	200,000	205,750

Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes,
6.75%, 10/01/17(b)	140,000	145,600

7.00%, 10/01/20(b)	50,000	52,000

Sr. Unsec. Gtd. Notes, 6.75%, 08/15/21(b)	85,000	86,275

		1,521,994

Property & Casualty Insurance–0.67%
Crum & Forster Holdings Corp., Sr. Unsec. Gtd. Global Notes, 7.75%, 05/01/17	510,000	539,962

XL Group PLC (Ireland)–Series E, Jr. Sub. Variable Rate Global Pfd. Bonds, 6.50%, 12/29/49(d)(e)	330,000	305,663

		845,625

Railroads–0.37%
Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Global Notes, 8.00%, 02/01/18	432,000	469,005

Real Estate–0.26%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	315,000	326,419

Regional Banks–1.74%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	105,000	95,550

Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	625,000	606,250

Synovus Financial Corp., Unsec. Sub. Global Notes, 5.13%, 06/15/17	355,000	333,700

Zions Bancorp., Unsec. Sub. Notes,
6.00%, 09/15/15	325,000	329,875

5.50%, 11/16/15	815,000	827,225

		2,192,600

Research & Consulting Services–0.15%
FTI Consulting Inc., Sr. Gtd. Notes, 6.75%, 10/01/20(b)	195,000	195,975

Semiconductor Equipment–0.51%
Amkor Technology Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	610,000	640,500

Semiconductors–1.49%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	416,000	464,880

Sr. Unsec. Gtd. Notes, 10.75%, 08/01/20(b)	425,000	490,875

Sr. Unsec. Gtd. PIK Global Notes, 9.13%, 12/15/14	760,000	801,800

NXP BV/NXP Funding LLC (Netherlands), Sr. Sec. Gtd. Notes, 9.75%, 08/01/18(b)	100,000	115,000

		1,872,555

Specialized Finance–1.85%
CIT Group Inc., Sec. Bonds, 7.00%, 05/01/17	2,305,000	2,333,812

Specialized REIT’s–0.43%
Host Hotels & Resorts Inc., Sr. Gtd. Global Notes, 6.00%, 11/01/20	305,000	305,000

Omega Healthcare Investors Inc., Sr. Unsec. Gtd. Notes, 6.75%, 10/15/22(b)	235,000	237,938

		542,938

Specialty Chemicals–1.23%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	405,000	433,350

Huntsman International LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.38%, 01/01/15	427,000	439,276

Nalco Co., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/19(b)	100,000	103,625

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	540,000	573,750

		1,550,001

Specialty Stores–0.53%
Michaels Stores Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/01/18(b)	110,000	114,125

Sr. Unsec. Gtd. Sub. Disc. Global Notes, 13.00%, 11/01/16(f)	535,000	548,375

		662,500

Steel–0.81%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/15/20	425,000	437,750

FMG Resources Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.38%, 02/01/16(b)	265,000	269,021

United States Steel Corp., Sr. Unsec. Notes,
7.00%, 02/01/18	215,000	225,213

7.38%, 04/01/20	80,000	84,800

		1,016,784

Systems Software–1.79%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16(b)	900,000	933,750

Vangent Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.63%, 02/15/15	1,395,000	1,328,737

		2,262,487

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco High Yield Securities Fund

	Principal
	Amount		Value

Tires & Rubber–0.55%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19		$655,000	$691,025

Trading Companies & Distributors–2.10%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19		630,000	672,525

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16		735,000	769,912

Hertz Corp. (The), Sr. Gtd. Notes, 6.75%, 04/15/19(b)		90,000	92,025

Sr. Unsec. Gtd. Notes,
7.50%, 10/15/18(b)		270,000	286,200

7.38%, 01/15/21(b)		500,000	523,750

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Notes, 8.25%, 02/01/21(b)		150,000	159,000

Sunstate Equipment Co., LLC, Sr. Unsec. Notes, 10.50%, 04/01/13(b)		150,000	147,750

			2,651,162

Wireless Telecommunication Services–6.16%
Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)		1,190,000	1,285,200

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16		460,000	485,875

Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20		420,000	405,300

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)		210,000	219,975

Digicel Ltd. (Bermuda), Sr. Notes, 8.25%, 09/01/17(b)		495,000	522,844

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
7.88%, 09/01/18		255,000	267,910

6.63%, 11/15/20		380,000	370,025

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19		355,000	394,050

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		1,575,000	1,596,656

Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28		20,000	18,075

Sprint Nextel Corp., Sr. Unsec . Notes, 8.38%, 08/15/17		500,000	556,875

VimpelCom (Ireland), Notes,
6.49%, 02/02/16(b)		200,000	207,667

7.75%, 02/02/21(b)		200,000	207,876

Wind Acquisition Finance S.A. (Luxembourg), Sr. Gtd. Notes, 11.75%, 07/15/17(b)		880,000	1,016,400

Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)		200,000	209,000

			7,763,728

Total U.S. Dollar Denominated Bonds & Notes (Cost $132,776,010)			111,830,558

Non-U.S. Dollar Denominated Bonds & Notes–8.04%(g)
Canada–0.19%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	$225,000	244,037

Croatia–0.36%
Agrokor D.D., Sr. Unsec. Gtd. Notes, 10.00%, 12/07/16(b)	EUR	300,000	449,176

Czech Republic–0.18%
CET 21 spol sro, Sr. Sec. Notes, 9.00%, 11/01/17(b)	EUR	150,000	223,553

France–0.64%
CMA CGM S.A., Sr. Unsec. Bonds, 5.50%, 05/16/12(b)	EUR	575,000	809,345

Germany–0.12%
Hapag-Lloyd AG, Sr. Unsec. Gtd. Notes, 9.00%, 10/15/15(b)	EUR	100,000	150,760

Ireland–1.62%
Ardagh Packaging Finance PLC, Sr. Unsec. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	490,000	723,512

Bord Gais Eireann, Sr. Unsec. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	380,000	520,291

Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	555,000	798,426

			2,042,229

Luxembourg–2.12%
Boardriders S.A., Sr. Notes, 8.88%, 12/15/17(b)	EUR	100,000	150,070

Calcipar S.A., Sr. Unsec. Gtd. Floating Rate Notes, 2.21%, 07/01/14(b)(d)	EUR	445,000	595,616

Cirsa Funding Luxembourg S.A., Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	190,000	273,827

Codere Finance Luxembourg S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	290,000	414,194

ConvaTec Healthcare S.A., Sr. Sec. Notes, 7.38%, 12/15/17(b)	EUR	100,000	144,206

Sr. Unsec. Notes, 10.88%, 12/15/18(b)	EUR	110,000	165,077

Mark IV Europe Lux SCA/Mark IV USA SCA, Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	210,000	313,699

TMD Friction Finance S.A., Sr. Sec. Gtd. Bonds, 10.75%, 05/15/17(b)	EUR	410,000	616,703

			2,673,392

Netherlands–0.49%
Carlson Wagonlit B.V., Sr. Gtd. Floating Rate Notes, 6.80%, 05/01/15(b)(d)	EUR	290,000	397,186

Polish Television Holding B.V., Sr. Sec. Bonds, 11.25%, 05/15/17(b)(f)	EUR	145,000	219,733

			616,919

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco High Yield Securities Fund

	Principal
	Amount		Value

South Africa–0.11%
Edcon Proprietary Ltd., Sr. Sec. Gtd. Notes, 9.50%, 03/01/18(b)	EUR	$100,000	$137,651

Sweden–0.26%
TVN Finance Corp II A.B., Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	210,000	330,394

United Kingdom–1.95%
Bakkavor Finance 2 PLC, Sr. Sec. Notes, 8.25%, 02/15/18(b)	GBP	100,000	160,939

8.25%, 02/15/18(b)	GBP	210,000	337,972

Exova Ltd., Sr. Unsec. Notes, 10.50%, 10/15/18(b)	GBP	200,000	344,840

ITV PLC, Series 2005-1, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 5.38%, 10/19/15	GBP	50,000	80,673

Series 2006-1 Tranche 1, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 7.38%, 01/05/17	GBP	105,000	180,337

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	245,000	385,422

Pipe Holdings PLC, Sr. Sec. Gtd. Bonds, 9.50%, 11/01/15(b)	GBP	200,000	343,824

R&R Ice Cream PLC, Sr. Sec. Notes, 8.38%, 11/15/17(b)	EUR	430,000	621,567

			2,455,574

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $9,639,957)			10,133,030

	Shares
Preferred Stocks–1.72%
Automobile Manufacturers–0.34%
General Motors Co., Series B $2.38 Conv. Pfd.(h)		8,400	427,392

Diversified Banks–0.76%
Ally Financial, Inc., Series G, 7.00% Pfd.(b)		1,002	955,000

Diversified Metals & Mining–0.09%
Molycorp Inc. Series A $5.50 Conv. Pfd.(h)		1,220	118,108

Other Diversified Financial Services–0.53%
Citigroup Capital XIII, 7.88% Jr. Variable Rate Sub. Pfd.(d)		24,645	666,648

Total Preferred Stocks (Cost $1,746,111)			2,167,148

	Principal
	Amount
Senior Secured Floating Rate Interest Loans–1.12%
Casinos & Gaming–1.12%
CCM Merger Inc. Sr. Sec. First Lien Term Loans (Cost $1,261,154)(d)		$1,409,252	1,413,071

	Shares
Common Stocks & Other Equity Interests–0.17%
Communications Equipment–0.11%
Orbcomm, Inc.(h)		37,829	134,293

Wireless Telecommunication Services–0.06%
USA Mobility, Inc.		5,535	82,582

Total Common Stocks & Other Equity Interests (Cost $0)			216,875

TOTAL INVESTMENTS–99.78% (Cost $145,423,232)			125,760,682

OTHER ASSETS LESS LIABILITIES–0.22%			280,532

NET ASSETS–100.00%			$126,041,214

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Disc.	– Discounted
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $48,109,700, which represented 38.17% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2011 was $400,950, which represented 0.32% of the Fund’s Net Assets(d) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(e)	Perpetual bond with no specified maturity date.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Foreign denominated security. Principal amount is denominated in currency indicated.
(h)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco High Yield Securities Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $145,423,232)	$125,760,682

Foreign currencies, at value (Cost $137,387)	137,996

Receivable for:
Investments sold	747,435

Fund shares sold	59,063

Dividends and interest	2,523,350

Investment for trustee deferred compensation and retirement plans	1,245

Other assets	28,356

Total assets	129,258,127

Liabilities:
Payable for:
Investments purchased	1,862,087

Fund shares reacquired	217,462

Amount due custodian	464,882

Foreign currency contracts outstanding	140,471

Accrued fees to affiliates	157,029

Accrued other operating expenses	262,116

Trustee deferred compensation and retirement plans	112,866

Total liabilities	3,216,913

Net assets applicable to shares outstanding	$126,041,214

Net assets consist of:
Shares of beneficial interest	$1,274,889,469

Undistributed net investment income	(183,613)

Undistributed net realized gain (loss)	(1,128,866,214)

Unrealized appreciation (depreciation)	(19,798,428)

$126,041,214

Net Assets:
Class A	$61,644,262

Class B	$13,423,199

Class C	$10,010,412

Class Y	$40,963,341

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	3,518,441

Class B	775,557

Class C	575,772

Class Y	2,346,605

Class A:
Net asset value per share	$17.52

Maximum offering price per share (Net asset value of $17.52 divided by 95.25%)	$18.39

Class B:
Net asset value and offering price per share	$17.31

Class C:
Net asset value and offering price per share	$17.39

Class Y:
Net asset value and offering price per share	$17.46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco High Yield Securities Fund

Statement of Operations

For the period September 1, 2010 through February 28, 2011 and the year ended August 31, 2010

	Six months ended	Year ended
	February 28,	August 31,
	2011	2010

Investment income:
Interest (net of foreign withholding taxes of $246 and $871, respectively)	$4,967,092	$12,291,142

Dividends	56,393	51,134

Dividends from affiliated money market funds (includes securities lending income of $0 and $34,605, respectively)	2,246	40,488

Total investment income	5,025,731	12,382,764

Expenses:
Advisory fees	266,597	553,453

Administrative services fees	24,795	92,232

Custodian fees	9,206	11,852

Distribution fees:
Class A	73,908	145,345

Class B	59,784	162,470

Class C	41,522	88,442

Transfer agent fees	116,165	384,498

Trustees’ and officers’ fees and benefits	2,970	29,606

Reports to shareholders	51,403	—

Professional services fees	88,948	2,023,060

Other	21,074	162,731

Total expenses	756,372	3,653,689

Less: Fees waived and expense offset arrangement(s)	(3,303)	(6,088)

Net expenses	753,069	3,647,601

Net investment income	4,272,662	8,735,163

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	5,109,583	(20,949,274)

Swap contracts	—	(64,385)

Foreign currencies	(41,821)	20,659

	5,067,762	(20,993,000)

Change in net unrealized appreciation (depreciation) of:
Investment securities	1,561,055	31,083,437

Foreign currencies	4,455	138

Foreign currency contracts	(140,471)	—

	1,425,039	31,083,575

Net realized and unrealized gain	6,492,801	10,090,575

Net increase in net assets resulting from operations	$10,765,463	$18,825,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco High Yield Securities Fund

Statement of Changes in Net Assets

For the period September 1, 2010 through February 28, 2011 and the years ended August 31, 2010 and 2009

	Six months ended	Year ended	Year ended
	February 28,	August 31,	August 31,
	2011	2010	2009

Operations:
Net investment income (loss)	$4,272,662	$8,735,163	$11,348,112

Net realized gain (loss)	5,067,762	(20,993,000)	(79,622,827)

Change in net unrealized appreciation	1,425,039	31,083,575	68,634,328

Net increase in net assets resulting from operations	10,765,463	18,825,738	359,613

Distributions to shareholders from net investment income:
Class A	(1,629,352)	(4,734,802)	(4,861,737)

Class B	(398,136)	(1,645,661)	(2,454,523)

Class C	(249,045)	(791,201)	(835,768)

Class Y	(1,206,933)	(3,488,131)	(3,726,948)

Total distributions from net investment income	(3,483,466)	(10,659,795)	(11,878,976)

Share transactions–net:
Class A	37,920	(2,407,719)	(1,655,298)

Class B	(5,059,614)	(8,382,217)	(12,889,358)

Class C	(653,553)	(371,579)	(1,197,695)

Class Y	(3,018,127)	(1,613,847)	(4,615,165)

Net increase (decrease) in net assets resulting from share transactions	(8,693,374)	(12,775,362)	(20,357,516)

Net increase (decrease) in net assets	(1,411,377)	(4,609,419)	(31,876,879)

Net assets:
Beginning of year	127,452,591	132,062,010	163,938,889

End of year (includes undistributed net investment income of $(183,613), $(1,188,599) and $450,756, respectively)	$126,041,214	$127,452,591	$132,062,010

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco High Yield Securities Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On February 28, 2011, the Fund’s fiscal year-end changed from August 31 to February 28.
  The Fund’s primary investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

20        Invesco High Yield Securities Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

21        Invesco High Yield Securities Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.

22        Invesco High Yield Securities Fund

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.42%

Next $250 million	0.345%

Next $250 million	0.295%

Next $1 billion	0.270%

Next $1 billion	0.245%

Over $3 billion	0.220%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.13%, 2.63%, 2.73% and 1.88%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and

23        Invesco High Yield Securities Fund

Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period September 1, 2010 to February 28, 2011, the Adviser waived advisory fees of $3,035 and for the year ended August 31, 2010, the Adviser and MSIA waived advisory fees of $864 and $5,224, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period September 1, 2010 to February 28, 2011 and the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period September 1, 2010 to February 28, 2011 and the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. For the period September 1, 2010 to February 28, 2011 and the year ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period September 1, 2010 to February 28, 2011, IDI advised the Fund that IDI retained $1,309 in front-end sales commissions from the sale of Class A shares and $0, $12,141 and $1,459 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $320 in front-end sales commissions from the sale of Class A shares and $0, $4,640 and $175 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period September 1, 2009 to May 31, 2010, MSDI retained $4,150 in front-end sales commissions from the sale of Class A shares and $23, $21,249 and $1,098 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

24        Invesco High Yield Securities Fund

  During the period September 1, 2010 to February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,310,915	$1,073,108	$—	$2,384,023

Corporate Debt Securities	—	123,376,659	0	123,376,659

	$1,310,915	$124,449,767	$0	$125,760,682

Foreign Currency Contracts*	—	(140,471)	—	(140,471)

Total Investments	$1,310,915	$124,309,296	$0	$125,620,211

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$—	$(140,471)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign Currency Contracts outstanding.

Effect of Derivative Instruments for the period September 1, 2010 to February 28, 2011 and the year ended August 31, 2010

  The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Foreign Currency Contracts		Swaps Agreements
	Six months	For the year	Six months	For the year
	ended	ended	ended	ended
	February 28,	August 31,	February 28,	August 31,
	2011*	2010	2011	2010

Realized Gain (Loss)
Interest rate risk	$—	$—	$—	$(64,385)

Change in Unrealized Appreciation (Depreciation)
Currency risk	(140,471)	—	—	—

Total	$(140,471)	$—	$—	$(64,385)

*	The average notional value of foreign currency contracts outstanding during the period was $1,301,666.

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to					Appreciation
Date	Counterparty	Deliver		Receive		Notional Value	(Depreciation)

05/09/11	Bank of Montreal	EUR	5,650,000	USD	7,649,230	$7,789,701	$(140,471)

Currency Abbreviations:
EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For period September 1, 2010 to February 28, 2011 and the year ended August 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $268 and $0, respectively.

25        Invesco High Yield Securities Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period September 1, 2010 to February 28, 2011 and the year ended August 31, 2010, the Fund paid legal fees of $865 and $0, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period September 1, 2010 to February 28, 2011 and the Years Ended August 31, 2010 and 2009:

	2011	2010	2009

Ordinary income	$3,483,466	$10,659,795	$11,766,478

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$1,104,021

Net unrealized appreciation (depreciation) — investments	(20,785,103)

Net unrealized appreciation — other investments	4,594

Temporary book/tax differences	(146,141)

Post-October deferrals	(26,523)

Capital loss carryforward	(1,128,999,103)

Shares of beneficial interest	1,274,889,469

Total net assets	$126,041,214

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2012	$758,434,573

February 28, 2013	183,559,922

February 28, 2014	46,805,231

February 28, 2015	21,799,070

February 28, 2016	24,875,758

February 28, 2017	6,155,549

February 28, 2018	69,267,943

February 28, 2019	18,101,057

Total capital loss carryforward	$1,128,999,103

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

26        Invesco High Yield Securities Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2011 was $75,933,667 and $77,430,661, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$8,674,595

Aggregate unrealized (depreciation) of investment securities	(29,459,698)

Net unrealized appreciation (depreciation) of investment securities	$(20,785,103)

Cost of investments for tax purposes is $146,545,785.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2011, undistributed net investment income was increased by $215,790, undistributed net realized gain (loss) was increased by $568,286,590 and shares of beneficial interest decreased by $568,502,380. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Six months ended		Year ended		Year ended
	February 28, 2011(a)		August 31, 2010		August 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	145,683	$2,474,496	319,695	$5,286,439	4,982,091	$7,446,436

Class B	21,026	354,234	92,831	1,510,824	1,195,186	2,072,970

Class C	41,825	709,098	63,545	1,043,035	387,084	755,671

Class Y	9,056	154,916	90,266	1,462,856	122,967	259,259

Issued as reinvestment of dividends:
Class A	53,888	924,503	238,044	3,914,498	2,731,331	4,439,347

Class B	12,403	210,088	83,008	1,348,228	1,434,227	2,191,639

Class C	8,221	139,957	37,630	614,345	443,370	700,950

Class Y	51,523	878,431	173,725	2,846,251	1,937,729	3,117,566

Shares tendered from reverse stock split:(b)
Class A	—	—	—	—	(33,182,880)	—

Class B	—	—	—	—	(15,095,081)	—

Class C	—	—	—	—	(5,936,444)	—

Class Y	—	—	—	—	(23,935,640)	—

Automatic conversion of Class B shares to Class A shares:
Class A	179,046	3,080,232	94,600	1,570,011	617,534	853,746

Class B	(181,234)	(3,080,232)	(95,758)	(1,570,011)	(623,872)	(853,746)

Reacquired:(c)
Class A	(376,256)	(6,441,311)	(801,414)	(13,178,667)	(9,214,091)	(14,394,827)

Class B	(150,689)	(2,543,704)	(593,954)	(9,671,258)	(11,047,808)	(16,300,221)

Class C	(88,549)	(1,502,608)	(123,807)	(2,028,959)	(1,530,762)	(2,654,316)

Class Y	(236,061)	(4,051,474)	(361,050)	(5,922,954)	(5,210,646)	(7,991,990)

Net increase (decrease) in share activity	(510,118)	$(8,693,374)	(782,639)	$(12,775,362)	(91,925,705)	$(20,357,516)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of close of business on June 19, 2009 the Portfolio implemented a reverse stock split which resulted in a reduction of shares.
(c)	Net of redemption fees of $104 which was allocated among the classes based on relative net assets of each class for the period September 1, 2010 to February 28, 2011.

27        Invesco High Yield Securities Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net				Ratio of net
	Net asset		(losses) on		Dividends				net assets		assets without				investment
	value,	Net	securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers				income (loss)
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		Rebate		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)	absorbed		absorbed		from affiliates		net assets		turnover(c)

Class A
Six months ended 02/28/11	$16.55	$0.57	$0.87	$1.44	$(0.47)	$17.52	8.80%	$61,644	1.17	%(d)	1.17	%(d)	—%		6.76	%(d)	62%
Year ended 08/31/10	15.58	1.10	1.21	2.31	(1.34)	16.55	15.24	58,202	2.72		2.72		—		6.68		84
Year ended 08/31/09	16.40	1.27	(0.76)	0.51	(1.33)	15.58	5.09	57,097	2.13	(e)	2.13	(e)	0.01		9.41	(e)	85
Year ended 08/31/08	17.30	1.10	(0.90)	0.20	(1.10)	16.40	1.29	61,839	1.73	(e)	1.73	(e)	0.00	(f)	6.57	(e)	27
Year ended 08/31/07	17.30	1.10	—	1.10	(1.10)	17.30	6.65	71,664	1.59	(e)	1.59	(e)	0.00	(f)	6.24	(e)	26
Year ended 08/31/06	17.90	1.20	(0.60)	0.60	(1.20)	17.30	3.84	75,099	1.26		1.30		—		6.79	(g)	26

Class B
Six months ended 02/28/11	16.35	0.52	0.86	1.38	(0.42)	17.31	8.54	13,423	1.67	(d)	1.67	(d)	—		6.26	(d)	62
Year ended 08/31/10	15.40	1.01	1.20	2.21	(1.26)	16.35	14.68	17,563	3.22		3.22		—		6.18		84
Year ended 08/31/09	16.20	1.19	(0.72)	0.47	(1.27)	15.40	4.73	24,454	2.63	(e)	2.63	(e)	0.01		8.91	(e)	85
Year ended 08/31/08	17.20	1.00	(0.90)	0.10	(1.10)	16.20	0.21	41,721	2.23	(e)	2.23	(e)	0.00	(f)	6.07	(e)	27
Year ended 08/31/07	17.20	1.00	0.10	1.10	(1.10)	17.20	6.78	67,410	2.10	(e)	2.10	(e)	0.00	(f)	5.74	(e)	26
Year ended 08/31/06	17.70	1.10	(0.40)	0.70	(1.20)	17.20	3.34	119,288	1.77		1.81		—		6.28	(g)	26

Class C
Six months ended 02/28/11	16.43	0.52	0.86	1.38	(0.42)	17.39	8.46	10,010	1.73	(d)	1.73	(d)	—		6.20	(d)	62
Year ended 08/31/10	15.47	0.99	1.21	2.20	(1.24)	16.43	14.58	10,090	3.32		3.32		—		6.08		84
Year ended 08/31/09	16.30	1.18	(0.76)	0.42	(1.25)	15.47	4.36	9,851	2.73	(e)	2.73	(e)	0.01		8.81	(e)	85
Year ended 08/31/08	17.20	1.00	(0.90)	0.10	(1.00)	16.30	0.70	11,843	2.33	(e)	2.33	(e)	0.00	(f)	5.97	(e)	27
Year ended 08/31/07	17.20	1.00	—	1.00	(1.00)	17.20	6.04	15,085	2.20	(e)	2.20	(e)	0.00	(f)	5.64	(e)	26
Year ended 08/31/06	17.80	1.10	(0.60)	0.50	(1.10)	17.20	3.25	19,753	1.84		1.88		—		6.21	(g)	26

Class Y
Six months ended 02/28/11	16.49	0.59	0.87	1.46	(0.49)	17.46	8.96	40,963	0.92	(d)	0.92	(d)	—		7.01	(d)	62
Year ended 08/31/10	15.52	1.14	1.21	2.35	(1.38)	16.49	15.57	41,597	2.47		2.47		—		6.93		84
Year ended 08/31/09	16.30	1.30	(0.71)	0.59	(1.37)	15.52	5.62	40,661	1.88	(e)	1.88	(e)	0.01		9.66	(e)	85
Year ended 08/31/08	17.30	1.20	(1.00)	0.20	(1.20)	16.30	0.95	48,535	1.48	(e)	1.48	(e)	0.00	(f)	6.82	(e)	27
Year ended 08/31/07	17.30	1.10	0.10	1.20	(1.20)	17.30	6.92	60,060	1.35	(e)	1.35	(e)	0.00	(f)	6.48	(e)	26
Year ended 08/31/06	17.90	1.20	(0.50)	0.70	(1.30)	17.30	4.11	71,911	1.01		1.05		—		7.04	(g)	26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $59,616, $16,075, $10,223 and $42,089 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(f)	Amount is less than 0.005%.
(g)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements were 6.75%, 6.24%, 6.17% and 7.00% for Class A, Class B, Class C and Class Y shares, respectively.

28        Invesco High Yield Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco High Yield Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Securities Fund; (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period ended February 28, 2011 and the year ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 29, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

May 11, 2011
Houston, Texas

29        Invesco High Yield Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$1,088.00	$6.06	$1,018.99	$5.86	1.17%

B	1,000.00	1,085.40	8.63	1,016.51	8.35	1.67

C	1,000.00	1,084.00	8.94	1,016.22	8.65	1.73

Y	1,000.00	1,089.00	4.77	1,020.23	4.61	0.92

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30        Invesco High Yield Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	1.22%
Corporate Dividends Received Deduction*	1.22%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31        Invesco High Yield Securities Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	208	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	208	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company)	208	ACE Limited (insurance company); and Investment Company Institute

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None

		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2001	Retired	208	None

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	208	None

		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None

		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Trustees and Officers — (continued)

			Number of Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Trustees and Officers — (continued)

			Number of Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-HYS-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees
		Billed Applicable		Percentage of Fees
		to Non-Audit		Billed Applicable to
		Services Provided		Non-Audit Services
	Fees Billed for	for fiscal year end		Provided for fiscal
	Services Rendered	2011 Pursuant to	Fees Billed for	year end 2010
	to the Registrant	Waiver of Pre-	Services Rendered	Pursuant to Waiver
	for fiscal year end	Approval	to the Registrant for	of Pre-Approval
	2011	Requirement(1)	fiscal year end 2010	Requirement(1)

Audit Fees	$387,695	N/A	$296,222	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$68,200	0%	$66,684	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$455,895	0%	$362,906	0%
PWC billed the Registrant aggregate non-audit fees of $68,200 for the fiscal year ended 2011, and $66,684 for the fiscal year ended 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco	Billed Applicable to	and Invesco	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2011 That	Provided for fiscal	year end 2010 That	Provided for fiscal
	Were Required	year end 2011	Were Required	year end 2010
	to be Pre-Approved	Pursuant to Waiver	to be Pre-Approved	Pursuant to Waiver
	by the Registrant’s	of Pre-Approval	by the Registrant’s	of Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2011, and $0 for the fiscal year ended 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: May 20, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: May 20, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 20, 2011

EXHIBIT INDEX
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.